Filed Pursuant to Rule 424(b)(3)

                                                    REGISTRATION NO. 333-89347



           PROSPECTUS SUPPLEMENT NO. 2 DATED DECEMBER 13, 1999 TO THE
                     PROSPECTUS DATED NOVEMBER 1, 1999 OF
                           LUCENT TECHNOLOGIES INC.


          This Prospectus Supplement No. 2 amends the information in the table under the caption "Selling Securityholders" in the Prospectus dated November 1, 1999 by deleting the information as to Fidelity Investors II L.P. as Selling Securityholder with respect to shares of Lucent Technologies Inc. common stock and substituting therefor the following information:


                                                               Number of Shares
                           Shares            Percentage of     Registered for
Selling                    Beneficially      Outstanding       sale
Securityholder             Owned (2)         Shares Owned      Hereby (3)
--------------             ------------      -------------     ----------------

Fidelity Investors II
L.P.                        244,560                *             244,560

Fidelity Investments
Charitable Gift Fund
Foundation, Inc.             43,902                *              43,902

                           ---------------

          This Prospectus Supplement No. 2 should be read in conjunction with the Prospectus dated November 1, 1999.